                                                                Exhibit 10.22(a)


                           ASSIGNMENT AND REASSIGNMENT
                              OF PROJECT AGREEMENTS
                                      (BA3)


                            Dated as of July 20, 2000


                                     between

                                PPL MONTANA, LLC,
                                   as Assignor



                                       and

                                MONTANA OL4 LLC,
                                   as Assignee


                           COLSTRIP GENERATING UNIT 3
                          AND RELATED COMMON FACILITIES

                                TABLE OF CONTENTS

                                                                            PAGE


SECTION 1.         DEFINITIONS...........................................     2

SECTION 2.         ASSIGNMENT OF PROJECT AGREEMENTS TO OWNER LESSOR......     3

     Section 2.1      Transfer/Assignment of Ownership Agreement 3-4.....     3

     Section 2.2      Assignment of Common Facilities Agreement..........     3

     Section 2.3      Assignment of Vote Sharing Agreement...............     3

     Section 2.4      Assumption by the Owner Lessor.....................     4

SECTION 3.         TRANSFER/REASSIGNMENT OF PROJECT AGREEMENTS TO PPL
                   MONTANA ..............................................     4

     Section 3.1      Transfer/Reassignment of Ownership Agreement 3-4...     4

     Section 3.2      Reassignment of Common Facilities Agreement........     4

     Section 3.3      Reassignment of Vote Sharing Agreement.............     5

     Section 3.4      Assumption by PPL Montana..........................     5

SECTION 4.         PROJECT COMMITTEE MEMBER..............................     5

SECTION 5.         AMENDMENT OF PROJECT AGREEMENTS.......................     5

SECTION 6.         SECURITY FOR OWNER LESSOR'S OBLIGATION UNDER LESSOR
                   NOTE .................................................     6

SECTION 7.         MISCELLANEOUS.........................................     6

     Section 7.1      Amendments and Waivers.............................     6

     Section 7.2      Notices............................................     6

     Section 7.3      Survival...........................................     7

     Section 7.4      Successors and Assigns.............................     8

     Section 7.5      Governing Law......................................     8

     Section 7.6      Severability.......................................     8

     Section 7.7      Counterparts.......................................     8

     Section 7.8      Headings...........................................     8

     Section 7.9      Further Assurances.................................     8

     Section 7.10     Effectiveness of Colstrip Agreements Reassignment..     8

     Section 7.11     Limitation of Liability............................     8

     Section 7.12     Measuring Life.....................................     9

                           ASSIGNMENT AND REASSIGNMENT
                              OF PROJECT AGREEMENTS
                                      (BA3)



         This ASSIGNMENT AND REASSIGNMENT OF PROJECT AGREEMENTS (BA3), dated as of July 20, 2000 (this "Agreement"), is entered into between PPL MONTANA, LLC, a Delaware limited liability company ("PPL Montana") and MONTANA OL4 LLC, a Delaware limited liability company (the "Owner Lessor").

         WHEREAS, the rights and obligations as tenants-in-common of the co-owners of Units 3 and 4 and the Common Facilities 3-4 are governed by the Ownership Agreement 3-4; and the rights and obligations as tenants-in-common of the co-owners of the Common Facilities 1-2-3-4 are governed by the Common Facilities Agreement;

         WHEREAS, in connection with the purchase by PPL Montana of Unit 3 from Montana Power Company ("MPC"), PPL Montana and MPC entered into a Project Committee Vote Sharing Agreement, entered into as of December 17, 1999 (the "Vote Sharing Agreement") in accordance with which PPL Montana, as "Owner" of Unit 3, and MPC, as "Project User" of Unit 4, agreed to share the right to direct the vote of one member of the Project Committee created pursuant to
Section 17 of the Ownership Agreement 3-4 (such vote of such member of the Project Committee shared by PPL Montana and MPC pursuant to the Vote Sharing Agreement hereinafter called the "Shared Vote");

         WHEREAS, simultaneously herewith, PPL Montana has conveyed to the Owner Lessor the Undivided Interest pursuant to the Bill of Sale, and has leased to the Owner Lessor the Ground Interest pursuant to the Site Lease and Sublease;

         WHEREAS, the Owner Lessor will lease to PPL Montana the Undivided Interest pursuant to the Facility Lease, and will sublease to PPL Montana the Ground Interest pursuant to the Site Lease and Sublease, in each case for the Facility Lease Term;

         WHEREAS, pursuant to this Agreement and the terms hereof, (i) PPL Montana will assign to the Owner Lessor the Owner Lessor's Percentage of all of PPL Montana's right, title and interest as "Owner" under the Ownership Agreement 3-4 and (ii) the Owner Lessor will reassign all of Owner Lessor's right, title, and interest under the Ownership Agreement 3-4 assigned to it by PPL Montana hereunder back to PPL Montana for a term equal to the Facility Lease Term (unless earlier terminated pursuant to the terms of this Agreement);

         WHEREAS, pursuant to this Agreement and the terms hereof, (i) PPL Montana will assign to the Owner Lessor all of PPL Montana's right, title and interest as "Owner" under the Common Facilities Agreement with respect to Colstrip Unit 3, and (ii) the Owner Lessor will reassign all of Owner Lessor's right, title, and interest under the Common Facilities Agreement assigned to it by PPL Montana hereunder back to PPL Montana for a term equal to the Facility Lease Term (unless earlier terminated pursuant to the terms of this Agreement);

         WHEREAS, pursuant to this Agreement and the terms hereof, (i) PPL Montana will assign to the Owner Lessor all of PPL Montana's right, title and interest under the Vote Sharing Agreement, and (ii) the Owner Lessor will reassign all of Owner Lessor's right, title, and interest under the Vote Sharing Agreement assigned to it by PPL Montana hereunder back to PPL Montana for a term equal to the Facility Lease Term (unless earlier terminated pursuant to the terms of this Agreement); and

         WHEREAS, the parties to this Agreement desire to clarify the Owner Lessor's and PPL Montana's rights and obligations relating to the Undivided Interest under the Project Agreements.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS

         Unless the context hereof shall otherwise require, capitalized terms used, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A to the Participation Agreement (BA3), dated as of July 13, 2000, among PPL Montana, the Owner Lessor, the Owner Participant referred to therein, Wilmington Trust Company, in the capacities referred to therein, and The Chase Manhattan Bank, in the capacities referred to therein. The general provisions of such Appendix A shall apply to the terms used in this Agreement and specifically defined herein.

         As used in this Agreement, the following terms shall have the respective meanings assigned thereto as follows:

         "Costs" shall have the meaning specified in Section 5 of the Common Facilities Agreement.

         "Costs of Operation" shall have the meaning ascribed to such term in the Ownership Agreement 3-4.

         "Lessor Possession Date" shall mean the earlier to occur of (a) the expiration of the Facility Lease Term, and (b) the date on which PPL Montana shall lose possession of the Undivided Interest pursuant to Section 13 (unless it shall have purchased the Undivided Interest), 14 or 17 of the Facility Lease.

         "Net Generating Capability" shall have the meaning ascribed to such term in the Ownership Agreement 3-4.

         "Owner" shall mean the owner of the Undivided Interest pursuant to the Ownership Agreement 3-4.

         "Project Agreements" shall mean the Ownership Agreement 3-4, the Vote Sharing Agreement and the Common Facilities Agreement.

         "Project User" shall have the meaning specified in Section 1 of the Ownership Agreement 3-4.

         "Unit 4 Loss" shall mean the date of the decommissioning or permanent taking out of service of Unit 4.

SECTION 2. ASSIGNMENT OF PROJECT AGREEMENTS TO OWNER LESSOR

         Section 2.1 Transfer/Assignment of Ownership Agreement 3-4.

                  (a) PPL Montana as seller of the Undivided Interest conveyed (and for avoidance of doubt hereby assigns) to the Owner Lessor the Owner Lessor's Percentage of all of PPL Montana's right, title, and interest in, to and under (i) the Ownership Agreement 3-4 as "Owner" of a 30% undivided interest in Colstrip Unit 3 and (ii) the Rights Sharing Agreement. It is expressly recognized that this assignment does not include any of PPL Montana's right, title and interest under the Ownership Agreement 3-4 as "Operator" of Colstrip Units 3 and 4. The assignment effected by this Section 2.1(a) shall terminate only (i) upon early termination of the Facility Lease pursuant to and in accordance with Section 10 thereof, or (ii) if PPL Montana purchases the Undivided Interest upon the early termination of the Facility Lease pursuant to and in accordance with Section 13 thereof.

                  (b) The parties hereto agree that, in consequence of the assignment effected by Section 2.1(a) and the reassignment effected by Section 3.1(a), from and after the Lessor Possession Date, the Owner Lessor shall have the Owner Lessor's Percentage of all right, title and interest of PPL Montana in and to, and under the Ownership Agreement 3-4 and the Rights Sharing Agreement

         Section 2.2 Assignment of Common Facilities Agreement. PPL Montana hereby assigns to the Owner Lessor the Owner Lessor's Percentage of PPL Montana's right, title, and interest in, to and under the Common Facilities Agreement as "Owner" of a 30% undivided interest in Colstrip Unit 3. It is expressly recognized that this assignment does not include any of PPL Montana's right, title and interest under the Common Facilities Agreement as "Common Facilities Operator" or as "Owner" of an undivided interest in Colstrip Units 1 and 2. The assignment effected by this Section 2.2 shall terminate only (i) upon early termination of the Facility Lease pursuant to and in accordance with
Section 10 thereof, or (ii) if PPL Montana purchases the Undivided Interest upon the early termination of the Facility Lease pursuant to and in accordance with
Section 13 thereof.

         Section 2.3 Assignment of Vote Sharing Agreement. PPL Montana hereby assigns to the Owner Lessor all of PPL Montana's right, title, and interest in, to and under the Vote Sharing Agreement. The assignment effected by this Section
2.3 shall terminate only (i) upon the early termination of the Facility Lease pursuant to and in accordance with Section 10 thereof, or (ii) if PPL Montana purchases the Undivided Interest upon the early termination of the Facility Lease pursuant to and in accordance with Section 13 thereof.

         Section 2.4 Assumption by the Owner Lessor.

                  (a) Subject to paragraph (b) of this Section 2.4, the Owner Lessor hereby assumes and agrees to perform, effective as of the Lessor Possession Date, the Owner Lessor's Percentage of all of the duties and obligations of PPL Montana as "Owner" of the 30% undivided interest in Colstrip Unit 3 under the Ownership Agreement 3-4, the Rights Sharing Agreement and the Common Facilities Agreement and all of the duties and obligations of PPL Montana under the Vote Sharing Agreement.

                  (b) Notwithstanding anything to the contrary hereinabove set forth, the Owner Lessor shall not be liable (i) prior to the Lessor Possession Date, for any Costs of Operation of Unit 3 or any part thereof, any Costs relating to the Common Facilities or any part thereof, or any other costs or expense in connection with the operation, maintenance or improvement of Colstrip Unit 3 or any part thereof, or for the performance of any of the duties and obligations of PPL Montana under the Vote Sharing Agreement, or (ii) after the Lessor Possession Date but prior to any Unit 4 Loss, for any Costs relating to the Common Facilities in excess of Owner Lessor's Percentage of 15% of the amount of the Costs allocated to the Project Users pursuant to the Common Facilities Agreement, (iii) after the later of the Lessor Possession Date and any Unit 4 Loss, for any Costs relating to the Common Facilities in excess of the Owner Lessor's Percentage of 30% of the amount of the Costs allocated to the Project Users pursuant to the Common Facilities Agreement.

SECTION 3. TRANSFER/REASSIGNMENT OF PROJECT AGREEMENTS TO PPL MONTANA

         Section 3.1 Transfer/Reassignment of Ownership Agreement 3-4.

                  (a) The Owner Lessor as lessor of the Undivided Interest is conveying (and for avoidance of doubt hereby reassigns) to PPL Montana all of the Owner Lessor's right, title, and interest in, to and under (i) the Ownership Agreement 3-4 as a "Project User" of the Undivided Interest being leased to PPL Montana pursuant to the Facility Lease and (ii) the Rights Sharing Agreement. The reassignment effected by this Section 3.1(a) shall terminate only (x) on the later to occur of the stated expiration of the Facility Lease Term or any Renewal Lease Term elected by PPL Montana in accordance with Section 15 of the Facility Lease, (y) upon the earlier termination of the Facility Lease pursuant to and in accordance with Section 10, 13 or 14 of the Facility Lease, or (z) upon the earlier termination of the Facility Lease pursuant to and in accordance with Section 17.1(b) of the Facility Lease in consequence of a Lease Event of Default thereunder.

                  (b) The parties hereto agree that, in consequence of the transfer/assignment effected by Section 3.1(a), from and after the date of this Agreement until the reassignment shall have terminated pursuant to Section 3.1(a), PPL Montana shall, inter alia, have all right, title and interest of the Owner Lessor as a "Project User" in, to and under the Ownership Agreement 3-4 and the Rights Sharing Agreement.

         Section 3.2 Reassignment of Common Facilities Agreement. The Owner Lessor hereby reassigns all of Owner Lessor's right, title, and interest in, to and under the Common Facilities

Agreement assigned to it by PPL Montana pursuant to Section 2.2 back to PPL Montana. The reassignment effected by this Section 3.2 shall terminate only (i) on the later to occur of the stated expiration of the Facility Lease Term or any Renewal Lease Term elected by PPL Montana in accordance with Section 15 of the Facility Lease, (ii) upon the earlier termination of the Facility Lease pursuant to and in accordance with Section 10, 13 or 14 of the Facility Lease, or (iii) upon the earlier termination of the Facility Lease pursuant to and in accordance with Section 17.1(b) of the Facility Lease in consequence of a Lease Event of Default thereunder.

         Section 3.3 Reassignment of Vote Sharing Agreement. The Owner Lessor hereby reassigns all of the Owner Lessor's right, title, and interest under the Vote Sharing Agreement assigned to it by PPL Montana pursuant to Section 2.3 back to PPL Montana. The reassignment effected by this Section 3.3 shall terminate only (i) on the later to occur of the stated expiration of the Facility Lease Term or any Renewal Lease Term elected by PPL Montana in accordance with Section 15 of the Facility Lease, (ii) upon the earlier termination of the Facility Lease pursuant to and in accordance with Section 10, 13 or 14 of the Facility Lease, or (iii) upon the earlier termination of the Facility Lease pursuant to and in accordance with Section 17.1(b) of the Facility Lease in consequence of a Lease Event of Default thereunder.

         Section 3.4 Assumption by PPL Montana. PPL Montana hereby assumes and agrees to perform, effective as of the date of this Agreement, all of the duties and obligations of the Owner Lessor relating to the Unit 3 Interest under the Ownership Agreement 3-4, the Rights Sharing Agreement and the Common Facilities Agreement arising or relating to the period prior to the Lessor Possession Date with respect to such Unit Interest, and all of the duties and obligations of the Owner Lessor under the Voting Sharing Agreement arising or relating to the period prior to the Lessor Possession Date. The parties hereto agree that, in consequence of the reassignment effected by this Section 3, PPL Montana shall, from and after the date hereof to the Lessor Possession Date, perform all of the duties and obligations of the Owner Lessor under the Vote Sharing Agreement and be liable for all costs relating to the operation and maintenance of and improvement to Colstrip Unit 3 attributable to the Undivided Interest or the Ground Interest.

SECTION 4. PROJECT COMMITTEE MEMBER.

         The Owner Lessor and PPL Montana agree that, assuming that the Ownership Agreement 3-4 has not been amended to allow each "Project User" to appoint a member to the Project Committee, the right under the Vote Sharing Agreement to jointly with MPC and its successor and assigns appoint one member to the Project Committee (and to direct such member) shall be voted in accordance with the Omnibus Voting Agreement.

SECTION 5. AMENDMENT OF PROJECT AGREEMENTS.

         PPL Montana agrees that it will not, without the prior written consent of the Owner Lessor, consent to any amendment, modification or supplement to the Project Agreements that could reasonably be expected to have a material adverse effect on the rights of the Owner Lessor or, so long as the Lien of the Lease Indenture shall not have been terminated or discharged, the Lease Indenture Trustee, or the value of the Undivided Interest, unless such modification or supplement is required by Applicable Law or is necessary to operate or maintain the Colstrip Project in compliance with Applicable Law.

SECTION 6. SECURITY FOR OWNER LESSOR'S OBLIGATION UNDER LESSOR NOTE

         In order to secure the Lessor Note, the Owner Lessor will, pursuant to the Lease Indenture, grant a Lien to the Lease Indenture Trustee in and to all of the Owner Lessor's right, title and interest in, to and under this Agreement. PPL Montana hereby consents to such assignment and creation of such Lien and acknowledges receipt of copies of the Lease Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Owner Lessor shall have received written notice from the Lease Indenture Trustee that the Lien of the Lease Indenture has been fully released, the Lease Indenture Trustee under the Lease Indenture shall have the rights of the Owner Lessor under this Agreement to the extent set forth in, and subject in each case to, the exceptions set forth in, the Lease Indenture.

SECTION 7. MISCELLANEOUS

         Section 7.1 Amendments and Waivers. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

         Section 7.2 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to PPL Montana:

                  303 North Broadway, Suite 400
                  Billings, MT  59101
                  Telephone No.: (406) 869-5100
                  Facsimile No.: (406) 869-5149
                  Attention: Vice President and General Counsel

If to the Owner Lessor:

                  Montana OL4 LLC
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Telephone No.: (302) 651-1000
                  Facsimile No.: (302) 651-8882
                  Attention: Corporate Trust Administration

         with a copy to:

                  Montana OP4 LLC
                  c/o Bell Atlantic Credit Corporation
                  245 Park Avenue, 40th Floor
                  New York, New York 10167
                  Telephone No.: (212) 557-4799
                  Facsimile No.: (212) 557-4569
                  Attention: Asset Administrator

         and to the Lease Indenture Trustee:

                  c/o The Chase Manhattan Bank
                  Capital Markets Fiduciary Services
                  450 West 33rd Street, 15th Floor
                  New York, New York 10001-2697
                  Telephone No.: (212) 946-7557
                  Facsimile No.: (212) 946-8177/8
                  Attention: Annette M. Marsula

         If to the Pass Through Trustee:

                  c/o The Chase Manhattan Bank
                  Capital Markets Fiduciary Services
                  450 West 33rd Street, 15th Floor
                  New York, New York 10001-2697
                  Telephone No.: (212) 946-7557
                  Facsimile No.: (212) 946-8177/8

         A copy of all notices provided for herein shall be sent by the party giving such notice to each of the other parties hereto.

         Section 7.3 Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Agreement.

         Section 7.4 Successors and Assigns.

                  (a) This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

                  (b) Except as expressly provided herein or in any other Operative Document, PPL Montana may not assign or transfer any of its interests herein without the consent of the Owner Lessor.

         Section 7.5 Governing Law. This Agreement shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance (without giving effect to the conflicts of laws provision thereof, other than New York General Obligations Law Section 5-1401), except to the extent the laws of the State of Montana are mandatorily applicable under the laws of the State of Montana.

         Section 7.6 Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

         Section 7.7 Counterparts. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

         Section 7.8 Headings. The headings of the sections and table of contents of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         Section 7.9 Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement.

         Section 7.10 Effectiveness of Colstrip Agreements Reassignment. This Agreement has been dated as of the date first above written for convenience only. This Agreement shall become effective on July 20, 2000, the date of execution and delivery by each of PPL Montana and the Owner Lessor.

         Section 7.11 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company ("Wilmington"), not individually or personally but solely as Lessor Manager under the LLC Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by Wilmington but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on Wilmington individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington, be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Agreement.

         Section 7.12 Measuring Life. If and to the extent that any of the rights and privileges granted under this Agreement, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Agreement, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Agreement, of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush and William J. Clinton or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Agreement, whichever of (a) and (b) is shorter.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized.




                                  PPL MONTANA, LLC


                                  By:  /s/ Paul A. Farr
                                     -------------------------------------------
                                     Name:  Paul A. Farr
                                     Title: Vice President


                                  MONTANA OL4 LLC


                                  By: Wilmington Trust Company,
                                      not in its individual capacity, but solely
                                      as Lessor Manager


                                      By:  /s/ James P. Lawler
                                         ---------------------------------------
                                         Name:  James P. Lawler
                                         Title: Vice President